UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  SEPTEMBER 2, 2005


                       PROTOCALL TECHNOLOGIES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

           0-51111                                      41-2033500
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   (Commission File Number)                   (IRS Employer Identification No.)

        47 MALL DRIVE
      COMMACK, NEW YORK                                         11725-5717
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    (Address of Principal Executive Offices)                    (Zip Code)

                                 (631) 543-3655
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 2, 2005, Mark Benedikt informed us that he was resigning as a member of our Board of Directors and as our Chief Executive Officer effective immediately. On September 8, 2005, each of Jed Schutz, Richard L. Ritchie and Elton Welke informed us that he was resigning as a member of our Board of Directors effective immediately.

     On September 9, 2005, our Board of Directors appointed Donald J. Hoffmann, currently our Vice President and Chief Operating Officer, as Chief Executive Officer and a member of our Board of Directors. We also appointed Frederick A. Cook, Jr. as a Special Advisor to the Board of Directors. Mr. Cook is Chief Executive Officer of Greenfield Industries, Inc., a manufacturer of zinc and aluminum die castings. Peter Greenfield, the Chairman of our Board of Directors, is the President of Greenfield Industries. Mr. Cook has 25 years of senior-level management experience and profit and loss responsibility in business divisions and portfolio companies of Roller Bearing Company of America, Inc. (RBC Bearings), Aurora Capital Partners LP and Danaher Corporation. In addition, our Board of Directors elected Bruce Newman, our former President and Chief Executive Officer, to our Board of Directors, where he had previously been a director until July 2005.

     Mr. Newman was the President, Chief Executive Officer and a member of the board of directors of privately-held Protocall since its formation in 1992. He became our President and Chief Executive Officer and a member of our Board of Directors on July 22, 2004, when we completed our reverse merger transaction, and served until his previous departure as our President and Chief Executive Officer effective June 13, 2005 and a member of our Board of Directors effective July 1, 2005. Mr. Newman has more than 20 years of entrepreneurial investment and management experience with technology and software distribution companies.

     Mr. Newman has not engaged in a related party transaction with us during the last two years, except as set forth in the following paragraphs, which have been previously disclosed by us:

     We currently sublease our office space in Commack, New York from K&N Holding Corp., a corporation controlled by members of Bruce Newman's family, which in turn leases the office space directly from an unaffiliated third party real estate company. The sublease rental rate we pay is the identical rate for identical square footage charged by the unaffiliated real estate company to the corporation controlled by members of Mr. Newman's family.

     The Resignation and Consulting Agreement with Mr. Newman, which was effective as of June 10, 2005, includes mutual releases by Mr. Newman and our company. In connection with these releases, Mr. Newman agreed to forego deferred salary owed to him, and we agreed to forgive loans and advances made by us to him. We also agreed to honor all stock options previously granted to Mr. Newman, but Mr. Newman agreed to limit the number of shares that may be sold in a particular day or week.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PROTOCALL TECHNOLOGIES INCORPORATED


Date:  September 12, 2005                By:   /s/ Donald J. Hoffmann
                                               ---------------------------------
                                               Donald J. Hoffmann
                                               Chief Executive Officer